EXHIBIT 99.5

                           TAX ALLOCATION AGREEMENT

      This Tax Allocation Agreement (this "Agreement") dated December 21, 2000, by and among Security Capital Corporation, a Delaware corporation ("Parent"), and each of its undersigned subsidiaries of Parent (each a "Subsidiary" and collectively the "Subsidiaries"). For purposes of this Agreement, the term "Schedule A Subsidiary Group" shall be used to refer to the group of Subsidiaries which would themselves constitute an affiliated group as defined in
Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code") and are designated as a single Subsidiary on Schedule A hereto.

                                 WITNESSETH:

      WHEREAS, the parties hereto are members of an affiliated group as defined in Section 1504(a) of the Code, of which Parent is the common parent (the "Affiliated Group"); and

      WHEREAS, such Affiliated Group will file a U.S. consolidated income tax return for its tax year ending December 31, 2000, and, subject to the provisions of this Agreement, for subsequent years; and

      WHEREAS, certain of the parties hereto are signatories to or otherwise bound by (i) a Loan Agreement dated as of the date hereof, among each of the undersigned Subsidiaries and Bank One, N.A., as the same may be amended or modified after the date hereof (the "Loan Agreement"), and (ii) a Note Purchase Agreement dated the date hereof, among each of the undersigned Subsidiaries and Banc One Mezzanine Corporation, as the same may be amended or modified after the date hereof (the "Note Purchase Agreement");

      WHEREAS, it is the intent and desire of the parties hereto that a method be established for allocating the tax liability of the Affiliated Group among its members, for reimbursing the Parent for payment of such tax liability, for compensating any party for use of its losses or tax credits, and to provide for the allocation and payment of any refund arising from a carry back of losses or tax credits from subsequent tax years.

      Now, therefore, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

      1. A U.S. consolidated income tax return shall be filed by the Parent for the tax year ending December 31, 2000, and for each subsequent taxable period in respect of which this Agreement is in effect and for which the Affiliated Group is required or permitted to file a consolidated tax return. Each Subsidiary shall execute and file such consents, elections, and other documents that may be required or appropriate for the proper filing of such returns.

      2. a. For each tax period, the Schedule A Subsidiary Group shall compute its separate consolidated federal income tax liability as if it had filed a separate tax return and, subject to Section 7.17 of the Loan Agreement and
Section 7.10 of the Note Purchase Agreement,

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shall pay such amount to the Parent. For purposes of this Agreement, any liability for alternative minimum tax shall be treated as part of the Schedule A Subsidiary Group's separate tax liability.

      b. The separate return tax liability of the Schedule A Subsidiary Group shall be computed in a manner consistent with the provisions of Treasury Regulation Section 1.1552- 1(a)(2)(ii), provided that the carryover of any tax attribute from a prior tax year that is not available in determining the consolidated tax liability of the Affiliated Group for the current taxable period shall be disregarded.

      3. Payment of the consolidated tax liability for a taxable period shall include the payment of estimated tax installments due for such taxable period, and, subject to Section 7.17 of the Loan Agreement and Section 7.10 of the Note Purchase Agreement, the Schedule A Subsidiary Group shall pay to the Parent its share of each payment within ten days of receiving notice of the amount of such payment from the Parent, but in no event later than the due date for each payment.

      4. If for any consolidated tax year the separate return tax liability of the Schedule A Subsidiary Group is a loss, or if a tax credit or other item is used to reduce the consolidated tax liability for such year, then Parent shall credit to the Schedule A Subsidiary Group an amount equal to the tax benefit resulting from the utilization of such loss, credit or other item. Such credit shall be made at the time and to the extent such loss, credit or other item could be used to reduce the separate return tax liability of the Schedule A Subsidiary Group. Any such credit shall be applied against payments due to Parent under paragraphs 2 or 3 above.

      5. If part or all of an unused loss or tax credit is allocated to a member of the Affiliated Group pursuant to applicable Treasury Regulations and is carried back or forward to a year in which such member filed a separate return or a consolidated return with another affiliated group, any refund or reduction in tax liability arising from the carryback or carryover shall be retained by such member. Notwithstanding the above, the Parent shall determine whether an election shall be made not to carry back part or all of a consolidated net operating loss for any tax year in accordance with applicable Treasury Regulations.

      6. If the consolidated tax liability is adjusted for any taxable period, whether by means of an amended return, claim for refund, or after a tax audit by the Internal Revenue Service, the liability of each member shall be recomputed to give effect to such adjustments. In the case of a refund, the Parent shall make payment to each member for its share of the refund, determined in the same manner as in paragraph 2 above, within ten days after the refund is received by the Parent; and in the case of an increase in tax liability, subject to Section
7.17 of the Loan Agreement and Section 7.10 of the Note Purchase Agreement, the Schedule A Subsidiary Group shall pay to the Parent its allocable share of such increased tax liability within ten days after receiving notice of such liability from the Parent.

      7. If during a consolidated return period Parent or any Subsidiary acquires or organizes another corporation that is required to be included in the Parent's consolidated return, that corporation shall join in and be bound by this Agreement.

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      8. The principles of this Agreement shall apply to federal, state, local and foreign taxes of all types, including without limitation franchise taxes, that are filed on a combined, consolidated or unitary basis or that otherwise are paid by one member of the Affiliated Group on behalf of another.

      9. Subject to paragraph 11 below, this Agreement shall apply to the tax year ending December 31, 2000, and all subsequent taxable periods. Notwithstanding such termination, this Agreement shall continue in effect with respect to any payment or refunds due for all taxable periods prior to termination.

      10 This Agreement shall be binding upon and inure to the benefit of any successor, whether by statutory merger, acquisition of assets, or otherwise, to any of the parties hereto, to the same extent as if the successor had been an original party to this Agreement.

      11. Subject to applicable law, this Agreement may be amended, modified, supplemented or terminated by written agreement of Parent and the Subsidiaries, provided that the Parent shall have the right in its sole discretion to make any and all available tax elections with respect to the Affiliated Group, including, without limitation, the right to determine for a particular tax year whether or not the Parent and the Subsidiaries will file tax returns on a consolidated, combined, unitary or other basis.

      12. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representative on December 21, 2000.

                                    SECURITY CAPITAL CORPORATION

                                    By: /S/ BRIAN D. FITZGERALD
                                       Name: Brian D. Fitzgerald
                                       Title: Chairman

                                    WC HOLDINGS, INC.

                                    By: /S/ PAUL A. MILLER
                                       Name: Paul A. Miller
                                       Title: CFO

                                    HEALTH POWER, INC.

                                    By: /S/ PAUL A. MILLER
                                       Name: Paul A. Miller
                                       Title: CFO
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                                    COMPMANAGEMENT, INC.

                                    By: /S/ PAUL A. MILLER
                                       Name: Paul A. Miller
                                       Title: CFO

                                    COMPMANAGEMENT HEALTH SYSTEMS, INC.

                                    By: /S/ PAUL A. MILLER
                                       Name: Paul A. Miller
                                       Title: CFO

                                    M & N RISK MANAGEMENT, INC.

                                    By: /S/ PAUL A. MILLER
                                       Name: Paul A. Miller
                                       Title: CFO

                                    M & N ENTERPRISES, INC.

                                    By: /S/ PAUL A. MILLER
                                       Name: Paul A. Miller
                                       Title: CFO

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                                  SCHEDULE A

      The following Subsidiaries would themselves constitute an affiliated group of which WC Holdings, Inc. would be the common parent and are designated as the Schedule A Subsidiary Group:

            WC Holdings, Inc.

            Health Power, Inc.

            CompManagement, Inc.

            CompManagement Health Systems, Inc.

            M & N Risk Management, Inc.

            M & N Enterprises, Inc.

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